SECURITY AGREEMENT

THIS AGREEMENT is made as of December 2, 2010 between ZURVITA HOLDINGS, INC., as debtor, a Delaware corporation (“Debtor”) and OmniReliant Holdings, Inc. (“Secured Party”).

W I T N E S S E T H:

WHEREAS, on October 9, 2009, the Secured Party entered into a license agreement (the “License Agreement”) with the Debtor whereby the Debtor issued to the Secured Party a promissory note in the principal amount of $2,000,000 (such note, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or modified and in effect from time to time, the “Note”); and

WHEREAS, the parties have agreed that the obligation of the Debtor to repay the amounts due under the Note are to be secured by certain assets of the Debtor.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Security Interest.  (a) To secure its obligations under the Note, Debtor hereby grants to the Secured Party, a present and continuing security interest (the “Security Interest”), in all of Debtor’s right, title and interest in, to certain assets described below (the “Collateral”), whether now owned or existing or hereafter acquired or arising and wheresoever located, including, without limitation: The computer software identified as “LocaladLink”, and further described on Schedule A, annexed hereto(hereinafter the “Computer Software”) as well as:

(i) all of Debtor’s Computer Software as it relates to LocaladLink, as it exists as of the date of execution of this Security Agreement, including all source code, object code and documentation, and lexicon databases together, updates, derivatives and revisions including all trade secrets, copyrights and other property rights therein; the parties herein agree that no security interest exists in any future modifications to the Debtors Computer Software;

(ii)           all of Debtor’s copyrights and copyright applications for the Computer Software as it relates to LocaladLink;

(iii) the right to sue for past, present and future infringement or misappropriation of, copyrights described in (ii), above, throughout the world;

(iv) all products and license proceeds of the Computer Software as it relates to LocaladLink including the right to receive license proceeds, royalties and other payments in respect thereof, the proceeds of any infringement suits, and so forth;

(v)  Copies of all Computer Software described in (i)-(iv) herein (the “Tangible Collateral”), which shall be placed into an IP Escrow Account with Iron Mountain (“Iron Mountain”).

(b) Debtor hereby acknowledges and agrees that the description of Collateral contained in this Security Agreement covers, and is intended to cover, the Computer Software of Debtor as it relates to LocaladLink.  For avoidance of doubt, it is expressly understood and agreed that, to the extent that the Uniform Commercial Code (“UCC”) is revised subsequent to the date hereof such that the definition of any of the foregoing terms included in the description of Collateral is changed, the parties agree that any property which is included in such changed definitions which would not otherwise be included in the foregoing grant on the date hereof be included in such grant immediately upon the effective date of such revision, it being the intention of the parties hereto that the description of Collateral set forth herein be construed to include the broadest possible range of all tangible and intangible rights in the Computer Software, and copyrights thereto of Debtor.

2.           Tangible Collateral Administrator.  The rights of Secured Parties in the Tangible Collateral will be administered by Iron Mountain pursuant to the terms herein and the Note.

3.           Other Matters.

(a) Perfection.  From time to time and at any time, Debtor will execute such financing statements, assignments, notices of assignments, registrations of the Collateral and copyrights, and such other filings, notices and any other documents and do such other acts as Secured Party may reasonably request for the purpose of perfecting, confirming, continuing, enforcing and/or protecting the security interest of Secured Party in the Collateral.  Debtor will furnish to the Secured Party promptly upon request such information as may be necessary to complete such financing statements, filings and other documents.  From time to time and at any time, the Secured Party may file any and all such documents with the appropriate registries as necessary to perfect, confirm, continue, enforce or protect the security interest of the Secured Party in the Collateral.  Debtor hereby appoints the Secured Party as its attorney in fact with the power and authority to execute and deliver in Debtor’s name any of the foregoing financing statements, assignments, notices of assignments and other documents that Debtor refuses or is unable to so execute and deliver.  This power of attorney is coupled with an interest and is irrevocable.

(b) Obligations of Secured Party.  Upon payment in full of all outstanding amounts due under the Note, the Secured Party will promptly terminate all financing statements, filings and other documents referenced in Section 3(a) hereof, and execute and deliver to Debtor such termination statements, releases, re-assignments and other instruments as necessary to re-vest in Debtor full title to the Collateral and to remove all liens and security interests of the Secured Party therein.  The Secured Party hereby appoints Debtor as its attorney in fact with the power and authority to execute and deliver in the name of the Secured Party any of the foregoing termination statements, releases, re-assignments and other instruments that the Secured Party refuses or is unable to so execute and deliver.  This power of attorney is coupled with an interest and is irrevocable.

(c) Rights and Remedies of Secured Party.  The rights and remedies of Secured Party with respect to the security interest granted hereby are in addition to those set forth in the Note, and those which are now or hereafter available to Secured Party as a matter of law or equity.  Each right, power and remedy of Secured Party provided for herein or in the Note, or now or hereafter existing at law or in equity, will be cumulative and concurrent and will be in addition to every right, power or remedy provided for herein and the exercise by Secured Party of any one or more of the rights, powers or remedies provided for in this Agreement or the Note, or now or hereafter existing at law or in equity, will not preclude the simultaneous or later exercise by any person, including Secured Party, of any or all other rights, powers or remedies.

4.           Use of Collateral.  Unless an Event of Default has occurred and is continuing:

(a) Debtor may use the Collateral in the ordinary course of business, but in no event may Debtor transfer or assign any of its rights in the Collateral to any other person (including a subsidiary or affiliate of Debtor) without the prior written consent of Secured Party.

5.           Events of Default. Debtor will be in default under this Agreement upon the occurrence of any one of the following events (each, an “Event of Default”):

(i) default by Debtor in the due observance or performance of any material covenant or agreement contained herein or material breach by Debtor of any material representation or warranty herein contained and Debtor fails to cure such default within thirty (30) days following written demand by the Secured Party in accordance with the Notice Provision; or

(ii) any event of default under the Note occurs and Debtor fails to cure such default within thirty (30) days following written demand by the Secured Party in accordance with the Notice Provision; or

(iii) default by Debtor in the payment when due of the principal of, or interest on, any other indebtedness of Debtor to any Secured Party and Debtor fails to cure such default within thirty (30) days following written demand by Secured Party in accordance with the Notice Provision.

6.           Remedies Upon Event of Default.  If any Event of Default will have occurred and be continuing, Secured Party may exercise all the rights and remedies this Agreement and the UCC (whether or not the UCC is in effect in the jurisdiction where such rights and remedies are exercised) and, in addition, Secured Party may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral in the manner specified in Section 8, and (ii) if there will be no such cash or if such cash will be insufficient to pay all the obligations in full, sell the Collateral, or any part thereof, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as Secured Party may deem satisfactory. Secured Party may require Debtor to assemble all or any part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient.  Secured Party and any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. Upon any such sale Secured Party will have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold.  Each purchaser at any such sale will hold the Collateral so sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of Debtor.  Debtor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.  At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as Secured Party may determine.  Secured Party will not be obligated to make such sale pursuant to any such notice.  Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned.  In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party will not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.  Secured Party,  instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

7.           Right of Secured Party to Use and Operate Tangible Collateral, Etc.  Upon the occurrence of an Event of Default, to the extent permitted by law, Secured Party will have the right and power to take possession of all or any part of the Collateral, including the Tangible Collateral, and to exclude Debtor and all persons claiming under Debtor wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same.  Upon any such taking of possession, Secured Party may, from time to time, at the expense of Debtor, make all such repairs, replacements, alterations, additions and improvements to and of the Tangible Collateral as Secured Party may deem proper.  In such case, Secured Party will have the right to manage and control the Collateral, including the Tangible Collateral and to carry on the business and to exercise all rights and powers of Debtor in respect thereto as Secured Party will deem best, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Tangible Collateral and any part thereof as Secured Party may see fit; and the Secured Party will be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof.  Such rents, issues, profits, fees, revenues and other income will be applied to pay the expenses of holding and operating the Tangible Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Tangible Collateral or any part thereof, and all other payments which Secured Party may be required or authorized to make under any provision of this Security Agreement (including legal costs and attorney’s fees).  The remainder of such rents, issues, profits, fees, revenues and other income will be applied to the payment of the obligations in such order or priority as Secured Party will determine (subject to the provisions of Section 8 hereof) and, unless otherwise provided by law or by a court of competent jurisdiction, any surplus will be paid over to Debtor.

8.           Application of Collateral and Proceeds. The proceeds of any sale of, or other realization upon, all or any part of the Collateral will be applied in the following order of priorities:
(i)           first, to pay the expenses of such sale or other realization, including those reasonable expenses, liabilities and advances actually incurred or made by Secured Party and its agent and counsel in connection therewith, and any other unreimbursed expenses of which Secured Party is to be reimbursed pursuant to Section 9 as determined in its sole discretion;
(ii)           second, to the payment of the obligations in such other manner as Secured Party, in its sole discretion, will determine; and

(iii)           finally, to pay to Debtor, or its successors or assigns, or to a court of competent jurisdiction, or as directed by a court of competent jurisdiction, any surplus then remaining from such proceeds.

9.           Expenses; Secured Party’ Lien. Debtor will promptly upon demand pay to Secured Party:

(a)           the amount of any taxes which the Secured Party may have been required to pay by reason of the security interests herein (including any applicable transfer taxes) or to free any of the Collateral from any lien thereon; and

(b)           the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of Secured Party’s counsel and of any agents not regularly in its employ, which Secured Party may actually incur in connection with (i) the preparation and administration of this Agreement, (ii) the collection, sale or total disposition of any of the Collateral, (iii) the exercise by Secured Party of any of the powers conferred upon it hereunder, or (iv) any default on Debtor’s part hereunder in the event Debtor fails to cure such default within thirty (30) days following written demand by the Secured Party in accordance with the Notice Provision.

10.           Covenants of Debtor.  Debtor hereby covenants and agrees that Debtor will:

(a)           defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;

(b)           provide Secured Party with immediate written notice of (i) any change in the chief executive officer of Debtor or the office where Debtor maintains its books and records pertaining to the Collateral or the Tangible Collateral, or (ii) the movement or location of Collateral, including the Tangible Collateral (outside the ordinary course of business) to or at any address other than as set forth above;

(c)           promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date penalties are attached thereto, except to the extent that such taxes, assessments and charges shall be contested in good faith by Debtor;

(d)           immediately notify Secured Party of any event causing a substantial loss or diminution in the value of all or any material part of the Collateral and the amount or an estimate of the amount of such loss or diminution; and

(e)           keep its records concerning the Collateral,  at its principal office or at such other place or places of business as the Secured Party may approve in writing, or if in electronic form will ensure that it is available at its principal office.  Debtor will hold and preserve such records and chattel paper and, provided reasonable notice has been given to Debtor, will permit representatives of the Secured Party at any time during normal business hours to examine and inspect the Collateral and to make abstracts from such records and chattel paper and will furnish to the Secured Party such information and reports regarding the Collateral as the Secured Party may from time to time reasonably request.

11.           Interpretation.  This Agreement will be interpreted in accordance with, and subject to the provisions of, the Note.  Without limiting the foregoing, this Agreement is governed by Florida law and the parties agree to submit to the jurisdiction of the Middle District of Florida and further agree to venue in Hillsborough County, Florida.
12.           Prevailing Parties’ Fee Provision.                                                                           In the event the parties are required to litigate in order to enforce the rights of either party as set forth herein, the prevailing party is entitled to recover its reasonable fees and costs.

13.           Termination of this Agreement. This Agreement and the  Security Interest shall terminate immediately on the satisfaction of 100% of the Note and the Secured Party shall immediately thereafter  return to the Company any Collateral directly or indirectly in its possession or control.

14.           Notice.                        Any notice or other communication under this Security Agreement shall be in writing and shall be delivered personally or sent by registered mail, return receipt requested, postage prepaid, or sent by prepaid overnight courier to the parties at the addresses set forth next on the signature pages to this Agreement (or at such other addresses as shall be specified by the parties by like notice). Such notices, demands, claims and other communications shall be deemed given, regardless of the method of delivery when actually received, and (i) in the case of delivery by overnight courier service with guaranteed next day delivery, the next day or the day designated for delivery; or (ii) in the case of registered U.S. mail, five (5) days after deposit in the U.S. mail.  Addresses for the parties are as follows:

IF TO DEBTOR:

ZURVITA HOLDINGS, INC.
 c/o South Law Group, PA
Attn:  Angelina M. Whittington
4371 Lynx Paw Trail
Valrico, FL 33596

With required copies to:

Mark Jarvis
[Business Address]

Jason Post
[Business Address]
IF TO SECURED PARTY OMNIRELIANT HOLDINGS 14375 Myerlake Circle, Clearwater, FL 33760 Attn: Robert DeCecco III, CEO

[signatures on following page]

[signature page for Security Agreement]

SIGNED AND DELIVERED as of the date first above written.

ZURVITA HOLDINGS, INC. By: /s/ Jay Shafer Name: Jay Shafer Title: Chief Executive Officer OMNIRELIANT HOLDINGS, INC. By: /s/ Robert DeCecco III Name: Robert DeCecco III Title: Chief Executive Officer

SCHEDULE A

Software.  The LocalAdLink Software (“LAL”), including source codes, as updated, the LAL name rights, and the LAL trademark, as well as any additional third party codes that has been modified or integrated into the source codes to enable the business process operations of LAL, including but not limited to the domain URL assets (the "Software").

Records.  All creative materials, advertising and promotional materials, marketing materials, conference materials, database materials, supplier lists, equipment repair, maintenance or service records, and all other printed or written materials whether written or electronically stored or otherwise recorded, as they relate to the Software.